EXHIBIT 4.4
TO BE RECORDED AND WHEN
RECORDED RETURN TO:

Hunton Andrews Kurth LLP
550 South Hope Street, Suite 2000
Los Angeles, CA 90071
Attention: Christopher W. Hasbrouck, Esq.

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE
DATED AS OF FEBRUARY 20, 2025

SUPPLEMENT TO INDENTURE OF MORTGAGE
DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY
Issuer (Mortgagor)
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
Trustee (Mortgagee)

TABLE OF CONTENTS

ARTICLE II ESTABLISHMENT OF THE BOND OF THE SIXTY-SECOND SERIES    3

ARTICLE III AMENDMENT, SUPPLEMENT AND WAIVER    4

ARTICLE IV COVENANTS    4

ARTICLE V MISCELLANEOUS    5

EXHIBIT A – FORM OF THE BOND OF THE SIXTY-SECOND SERIES

SCHEDULE 1 – MORTGAGE INDENTURE RECORDING INFORMATION

i

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of February 20, 2025 (this “Twenty-Seventh Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).
RECITALS OF THE COMPANY
A.The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.
B.Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.
C.Pursuant to the Letter of Credit Agreement (as hereinafter defined) and Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Twenty-Seventh Supplemental Indenture for the purposes of establishing the terms of the Bond of the Sixty-Second Series (as hereinafter defined).
D.The execution and delivery of this Twenty-Seventh Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).
E.Concurrent with the execution hereof, the Company has delivered to the Trustee an Officer’s Certificate (as defined in the Mortgage Indenture) and has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.
F.The Company has done all things necessary to make this Twenty-Seventh Supplemental Indenture a valid agreement of the Company in accordance with its terms.
NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bond of the series established hereby, as follows:
ARTICLE I

DEFINITIONS
Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Twenty-Seventh Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.
The following additional definitions are hereby established for purposes of this Twenty-Seventh Supplemental Indenture and shall have the meanings set forth in this Twenty-Seventh Supplemental Indenture only for purposes of this Twenty-Seventh Supplemental Indenture.
“Administrative Agent” has the meaning ascribed to it in the Letter of Credit Agreement.
“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Letter of Credit Agreement by the Company and any other party to the Letter of Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.
“Electronic Means” means the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.
“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.
“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.
“Letter of Credit Agreement” means the Letter of Credit Agreement, dated as of February 20, 2025, by and among the Company and BNP Paribas, as Issuer and Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.
“Letters of Credit” has the meaning ascribed to it in the Letter of Credit Agreement.
“Loan Documents” has the meaning ascribed to it in the Letter of Credit Agreement.
“Obligations” means all Obligations (as defined in the Letter of Credit Agreement) including Reimbursement Obligations, but excluding the Interest Amount and Ascertainable Fees.
“Reimbursement Obligations” has the meaning ascribed to it in the Letter of Credit Agreement.

ARTICLE II

ESTABLISHMENT OF THE BOND OF THE SIXTY-SECOND SERIES
Section 201Establishment of the Bond of the Sixty-Second Series.
Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a Sixty-Second series of Bonds designated as the “Bond of the Sixty-Second Series” (the “Bond of the Sixty-Second Series”). The Bond of the Sixty-Second Series shall be fully registered in the name of and delivered to BNP Paribas, as Administrative Agent under the Letter of Credit Agreement.
Section 202Form of the Bond of the Sixty-Second Series.
The Bond of the Sixty-Second Series shall be issued in certificated form and the form of the Bond of the Sixty-Second Series is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.
Section 203Principal Amount of the Bond of the Sixty-Second Series.
The Bond of the Sixty-Second Series shall be dated February 20, 2025 and be issued in an initial face amount of $100,000,000, which face amount shall represent the maximum principal amount of the Bond of the Sixty-Second Series and such amount shall be subject to increases or decreases in the aggregate principal amount of the Bond of the Sixty-Second Series as evidenced by Schedule A attached thereto, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 502 of this Twenty-Seventh Supplemental Indenture. The amount of principal payable on the Bond of the Sixty-Second Series, and the date or dates on which such principal is payable, shall be as set forth in said Bond. For all purposes of the Mortgage Indenture, the principal amount of the Bond of the Sixty-Second Series Outstanding as of any date of calculation shall be equal to the Obligations (as defined in the Bond of the Sixty-Second Series) outstanding under the Loan Documents (as defined in the Bond of the Sixty-Second Series) as of such date, but in no event shall the principal amount of such Bond as of any date of calculation be greater than the then current face amount of such Bond. The initial face amount of the Bond of the Sixty-Second Series may be increased or reduced from time to time as set forth in said Bond and the procedures identified in Section 502 of this Twenty-Seventh Supplemental Indenture. Principal of the Bond of the Sixty-Second Series shall be payable without the presentment or surrender thereof.
Section 204Interest Rates; Interest Payment Dates; Stated Maturity of the Bond of the Sixty-Second Series.
The Bond of the Sixty-Second Series shall bear interest at the rate or rates, and interest with respect thereto will be payable on the Interest Payment Dates, in each case for such Obligations, set forth in said Bond. The Bond of the Sixty-Second Series shall have a Stated Maturity of February 20, 2026 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents (as defined in the Letter of Credit Agreement) and the procedures identified in Section 501 of this Twenty-Seventh Supplemental Indenture). Interest on the Bond of the Sixty-Second Series shall accrue from the same dates that interest, if any, accrues on outstanding Obligations pursuant to the Loan Documents until such interest is paid.
Section 205No Redemption; No Sinking Fund.
The Bond of the Sixty-Second Series shall not be subject to redemption prior to its Stated Maturity. No sinking fund is provided for the Bond of the Sixty-Second Series.
Section 206Paying Agent and Bond Registrar.
The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bond of the Sixty-Second Series. The Place of Payment of the Bond of the Sixty-Second Series shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.
Section 207No Exchanges; Limitations on Transfers.
The Bond of the Sixty-Second Series may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Administrative Agent (as defined in the Letter of Credit Agreement). The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.
Section 208Other Terms of the Bond of the Sixty-Second Series.
The other terms of the Bond of the Sixty-Second Series shall be as expressly set forth herein and in Exhibit A.
ARTICLE III

AMENDMENT, SUPPLEMENT AND WAIVER
The Trustee and the Company may not modify, amend or supplement this Twenty-Seventh Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Twenty-Seventh Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bond of the Sixty-Second Series established hereby and no other Bonds.

ARTICLE IV

COVENANTS
Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bond of the Sixty-Second Series established hereby as of the Original Issue Date (as defined in the Bond of the Sixty-Second Series).
ARTICLE V

MISCELLANEOUS
Section 501Extension Procedures for the Bond of the Sixty-Second Series.
From time to time, the Maturity Date specified on the Bond of the Sixty-Second Series may be extended, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:
(a)An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) the Maturity Date corresponding to the Bond of the Sixty-Second Series has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent confirming that the Maturity Date corresponding to the Bond of the Sixty-Second Series has been extended pursuant to the terms of the Loan Documents and specifying such new Maturity Date.
(b)A Company Order requesting the Trustee update the Maturity Date corresponding to the Bond of the Sixty-Second Series to such new Maturity Date and authenticate a replacement Bond of the Sixty-Second Series upon surrender by the Administrative Agent of the existing certificated Bond of the Sixty-Second Series and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.
Section 502Amendment Procedures for Principal Amount of the Bond of the Sixty-Second Series.
From time to time, the principal amount specified on the Bond of the Sixty-Second Series may be increased or decreased as evidenced by Schedule A attached thereto, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:
(a)An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing, (ii) the principal amount corresponding to the Bond of the Sixty-Second Series has been increased or decreased pursuant to the terms of the Loan Documents and specifying such new principal amount and (iii) in the case of an increase in the principal amount of the Bond of the Sixty-Second Series, the conditions thereto as set forth in the Mortgage Indenture are satisfied. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent confirming that the principal amount corresponding to the Bond of the Sixty-Second Series has been amended pursuant to the terms of the Loan Documents and specifying such new principal amount.
(b)A Company Order requesting the Trustee update the principal amount corresponding to the Bond of the Sixty-Second Series to such new principal amount and either (i) upon receipt of the existing certificated Bond of the Sixty-Second Series from the Administrative Agent, update Schedule A attached thereto and return such updated Bond of the Sixty-Second Series to the Administrative Agent or (ii) authenticate a replacement Bond of the Sixty-Second Series upon surrender by the Administrative Agent of the existing certificated Bond of the Sixty-Second Series and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.
Section 503Procedures for the Authentication of Replacement Bonds Representing the Bond of the Sixty-Second Series.
From time to time, the terms of the Loan Documents may require that the Bond of the Sixty-Second Series be represented by multiple certificated Bonds that, in the aggregate, represent the Bond of the Sixty-Second Series (collectively, the “Replacement Bonds of the Sixty-Second Series”) to account for amendments to the Letter of Credit Agreement that result in a portion of the Letters of Credit (as defined in the Letter of Credit Agreement) having a different Maturity Date or other terms. The Bond of the Sixty-Second Series may be amended and replaced by any number of Replacement Bonds of the Sixty-Second Series, without amendment hereof, pursuant to the Loan Documents when the Company delivers to the Trustee each of the following:
(a)An Officer’s Certificate stating that (i) to the knowledge of the signer, no Event of Default has occurred and is continuing and (ii) a description of the amendment that was made to the Letter of Credit Agreement giving rise to the need to issue such Replacement Bonds of the Sixty-Second Series. Such Officer’s Certificate shall provide as an exhibit a copy of a notice executed by the Administrative Agent confirming such changes and new terms for the Replacement Bonds of the Sixty-Second Series.
(b)A Company Order requesting the Trustee authenticate the Replacement Bonds of the Sixty-Second Series with the Maturity Date(s) and principal amount(s) specified in the Officer’s Certificate delivered pursuant to Section 503(a) of this Twenty-Seventh Supplemental Indenture upon surrender by the Administrative Agent (as defined in the Letter of Credit Agreement) of the existing certificated Bond of the Sixty-Second Series and to cancel and dispose of, in the manner provided in the Mortgage Indenture, such existing certificated Bond, and upon such cancellation and disposition, such existing certificated Bond shall no longer be considered Outstanding.
(c)For purposes of this Twenty-Seventh Supplemental Indenture, the term “Bond of the Sixty-Second Series” shall become “Bonds of the Sixty-Second Series” upon satisfaction of the requirements of Section 503(a) and (b) of this Twenty-Seventh Supplemental Indenture and the Trustee’s authentication of any Replacement Bonds of the Sixty-Second Series.

Section 504Concerning the Trustee.
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Seventh Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Twenty-Seventh Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Twenty-Seventh Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.
Section 505Application of Twenty-Seventh Supplemental Indenture.
Except as provided herein, each and every term and condition contained in this Twenty-Seventh Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of the series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Twenty-Seventh Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.
Section 506Headings.
The headings of the several Articles of this Twenty-Seventh Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.
Section 507Effective Date.
This Twenty-Seventh Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.
Section 508Counterparts.
This Twenty-Seventh Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Twenty-Seventh Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Section 509Governing Law.
The laws of the State of New York shall govern this Twenty-Seventh Supplemental Indenture and the Bond of the Sixty-Second Series, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.
Section 510Severability.
In case any provision in this Twenty-Seventh Supplemental Indenture and the Bond of the Sixty-Second Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 511Incorporation by Reference.
The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.
Section 512Electronic Communication.
With respect to the Bond of the Sixty-Second Series under this Twenty-Seventh Supplemental Indenture, the Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Twenty-Seventh Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Seventh Supplemental Indenture to be duly executed as of the day and year first above written.
PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer (Mortgagor)

By:    /s/ Margaret K. Becker
Name:     Margaret K. Becker
Title:     Vice President, Internal Audit and          Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee (Mortgagee)

By:    /s/ Terence Rawlins
Name:     Terence Rawlins
Title:     Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA         }
                    }
COUNTY OF ALAMEDA        }

On February 19, 2025, before me, Sylvia E. Perfetto, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Sylvia E. Perfetto
Signature

(Seal)

SYLVIA E. PERFETTO
Notary Public – California
Alameda County
Commission # 2425860
My Comm. Expires Nov 8, 2026

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF FLORIDA         }
                    }
COUNTY OF DUVAL        }

On February 5, 2025, before me, Nathan Turner, personally appeared Terence Rawlins, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Nathan Turner
Signature of Notary

(Seal)

Nathan Turner
HH 350218
My Commission Expires 1/17/2027

EXHIBIT A
[FORM OF BOND OF THE SIXTY-SECOND SERIES]
[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.
THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE ADMINISTRATIVE AGENT UNDER THE LETTER OF CREDIT AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP -TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.
AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.
THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: February [__], 2025	FACE AMOUNT: $__________(as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 502 of the Twenty-Seventh Supplemental Indenture)	INTEREST RATE: See below
MATURITY DATE: February [__], 2026 (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 501 of the Twenty-Seventh Supplemental Indenture)	INTEREST PAYMENT DATES: See below	THIS BOND IS A: Global Book-Entry Bond Certificated Bond
REGISTERED OWNER: BNP Paribas, as Administrative Agent under the Letter of Credit Agreement (as defined below), or any successor Administrative Agent under the Letter of Credit Agreement

This Bond is not a Discount Bond
within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

Bond of the Sixty-Second Series
Face Amount (as the same may be amended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 502 of the Twenty-Seventh Supplemental Indenture):
$_______
    No. _______
PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to BNP PARIBAS, as Administrative Agent (the “Administrative Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to _______ DOLLARS ($_______ ) or such lesser principal amount as shall be equal to the Obligations (as defined herein) due and payable under the Loan Documents (as defined herein) and as evidenced on Schedule A hereto pursuant to the procedures identified in Section 502 of the Twenty-Seventh Supplemental Indenture, and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above (as the same may be extended, without amendment hereof, pursuant to the Loan Documents and the procedures identified in Section 501 of the Twenty-Seventh Supplemental Indenture) or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.
The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Obligations outstanding from time to time under the Loan Documents. The principal due and payable hereunder by the Company as of any date shall be equal to the Obligations due and payable under the Loan Documents on such date, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Letter of Credit Agreement) as Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Obligations due and payable under the Loan Documents, but any such payment shall not reduce the face amount (maximum principal amount) of this Bond unless the Uncommitted Facility Amount (as defined in the Letter of Credit Agreement) is irrevocably reduced in accordance with the Letter of Credit Agreement. If the Uncommitted Facility Amount is irrevocably reduced, the face amount (maximum principal amount) of this Bond shall be reduced by the same amount as the amount by which the Uncommitted Facility Amount is so reduced; provided, that for the avoidance of doubt, the face amount (maximum principal amount) of this Bond shall not be less than the aggregate principal amount of the Obligations under the Letter of Credit Agreement at the time of, and after giving effect to, such reduction and any concurrent repayment of Obligations.
Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the Obligations due and payable pursuant to the Loan Documents.
For purposes of this Bond:
“Administrative Agent” has the meaning ascribed to it in the Letter of Credit Agreement.
“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee agreements from time to time entered into in connection with the Letter of Credit Agreement by the Company and any other party to the Letter of Credit Agreement (the “Related Fee Letters”), including facility fees, administrative agent fees, fronting fees, arranger fees and up-front fees, that are determinable with reasonable certainty by the Company solely by reference to the Loan Documents or the Related Fee Letters.
“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents and Related Fee Letters.
“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents.
“Interest Rate” means the applicable interest rate determined in accordance with Section 1.4 of the Letter of Credit Agreement.
“Letter of Credit Agreement” means the Letter of Credit Agreement, dated as of February 20, 2025, by and among the Company and BNP Paribas, as Issuer and Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.
“Letters of Credit” has the meaning ascribed to it in the Letter of Credit Agreement.
“Loan Documents” has the meaning ascribed to it in the Letter of Credit Agreement.
“Obligations” means all Obligations (as defined in the Letter of Credit Agreement) including Reimbursement Obligations, but excluding the Interest Amount and Ascertainable Fees.
“Reimbursement Obligations” has the meaning ascribed to it in the Letter of Credit Agreement.
“Secured Parties” means, collectively, the Administrative Agent, the Issuer issuing Letters of Credit, each sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.2 of the Letter of Credit Agreement and any other Persons the Obligations owing to whom are or are purported to be secured by the Bond of the Sixty-Second Series.
Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.
The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Registered Owner (specified above), signed by an authorized officer of the Registered Owner, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Registered Owner with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.
Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.
The Maturity Date of this Bond specified above may be extended, without amendment hereof, pursuant to the terms of the Letter of Credit Agreement and the procedures identified in Section 501 of the Twenty-Seventh Supplemental Indenture.
The principal amount of this Bond specified above may be amended, without amendment hereof, pursuant to the terms of the Letter of Credit Agreement and such amended principal amount may be evidenced on Schedule A hereto pursuant to the procedures identified in Section 502 of the Twenty-Seventh Supplemental Indenture.
REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated: ________________
PACIFIC GAS AND ELECTRIC COMPANY
By __________________________________
By __________________________________

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is the Bond of the series designated as the Bonds of the Sixty-Second Series referred to in the within-mentioned Mortgage Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BOND OF THE SIXTY-SECOND SERIES]
This Bond of the Sixty-Second Series (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.
This Bond is issued to the Administrative Agent by the Company pursuant to the Company’s obligations under the Loan Documents.
This Bond is not subject to redemption prior to the Maturity Date specified above.
As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due, assuming all extensions of credit under the Letter of Credit Agreement outstanding at the time of such deposit were fully drawn.
If an Event of Default (as defined in the Letter of Credit Agreement) shall have occurred under Section 8 of the Letter of Credit Agreement by reason of a failure by the Company to make a payment with respect to any Reimbursement Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Reimbursement Obligation (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Letter of Credit Agreement) shall have occurred under Section 8 of the Letter of Credit Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Obligation (other than a Reimbursement Obligation) when the same shall be due and payable (including by acceleration) pursuant to the

Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Obligation. The Company’s obligation with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) the Letter of Credit Agreement shall have been terminated and all of the Obligations and Interest Amounts then due and payable shall have been duly paid by the Company and all Letters of Credit shall have expired or terminated. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.
If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.
The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.
As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.
No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.
For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date.
This Bond is issuable in the denomination of $100,000,000 or such greater or lesser amount equal to the face amount of this Bond as provided herein.
As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this

Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.
As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Obligations and Interest Amounts, respectively.
Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT OF THE BOND OF THE SIXTY-SECOND SERIES

Date	Amount of Increase in Principal Amount of this Bond	Amount of Decrease in Principal Amount of this Bond	Principal Amount of this Bond following such Increase or Decrease	Signature of Authorized Signatory of the Trustee

    A-13

ASSIGNMENT FORM
To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

    (Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

        This Schedule 1 is hereby incorporated into and made a part of the Twenty-Seventh Supplemental Indenture. The Twenty-Seventh Supplemental Indenture (or a memorandum describing such Twenty-Seventh Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

    The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

    The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

    The Seventh Supplemental Indenture, dated as of November 16, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

    The Eighth Supplemental Indenture, dated as of March 11, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

    The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

    Sch. 1-1

    The Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column H below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-A Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of March 31, 2022 (the “2022-A Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column I below.

    The Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column J below.

    The Sixteenth Supplemental Indenture, dated as of June 8, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column K below.

    Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-B Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of August 12, 2022 (the “2022-B Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column L below.

    The Seventeenth Supplemental Indenture, dated as of October 4, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column M below.

    The Eighteenth Supplemental Indenture, dated as of January 6, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column N below.

    The Nineteenth Supplemental Indenture, dated as of March 30, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column O below.

    The Twentieth Supplemental Indenture, dated as of June 5, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column P below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2023 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2023
    Sch. 1-2

(the “2023 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column Q below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column R below.

The Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column S below.

The Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column T below.

    The Twenty-Sixth Supplemental Indenture, dated as of January 17, 2025 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column U below.

	A	B	C	D
County	Recording Date & Instrument Number (Indenture of Mortgage, dated as of June 19, 2020)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2020)	Recording Date & Instrument Number (Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	--	Date: 3/8/2021 Instrument: 2021094794
Alpine	Date: 7/8/2020 Instrument: Ins.000313	Date: 8/21/2020 Instrument: 2020000409	--	Date: 2/26/2021 Instrument: 2021-000224
Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	--	Date: 3/8/2021 Instrument: 20210002728
Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	--	Date: 2/24/2021 Instrument: 2021-0008993
Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	--	Date: 2/24/2021 Instrument: 2021-003707
Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	--	Date: 2/25/2021 Instrument: 2021-0000922
Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	--	Date: 3/8/2021 Instrument: 2021-0068856
El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	--	Date: 3/4/2021 Instrument: 2021-0014976
Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	--	Date: 2/24/2021 Instrument: 2021-0031297
    Sch. 1-3

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	--	Date: 2/25/2021 Instrument: 2021-0901
Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	--	Date: 3/5/2021 Instrument: 2021005120
Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332
Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	--	Date: 2/24/2021 Instrument: 2104019
Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	--	Date: 2/24/2021 Instrument: 2021003293
Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	--	Date: 2/25/2021 Instrument: 2021-00982
Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	--	Date: 3/9/2021 Instrument: 2021007361
Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	--	Date: 2/24/2021 Instrument: 2021-0013112
Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	--	Date: 3/4/2021 Instrument: 20211080
Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	--	Date: 2/24/2021 Instrument: 2021-02892
Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	--	Date: 2/24/2021 Instrument: 2021008602
Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	--	Date: 2/24/2021 Instrument: 20210000422
Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	--	Date: 2/24/2021 Instrument: 2021014097
Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	--	Date: 3/4/2021 Instrument: 2021-0008728
Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	--	Date: 3/4/2021 Instrument: 20210007838
Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	--	Date: 2/24/2021 Instrument: 2021-0026083-00
Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	--	Date: 3/11/2021 Instrument: 2021-0001758
Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	--	Date: 2/24/2021 Instrument: 202102241076
San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	--	Date: 3/4/2021 Instrument: 2021-0003400
San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	--	Date: 2/24/2021 Instrument: 2021-0087782
San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	--	Date: 2/24/2021 Instrument: 2021036477
San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	--	Date: 2/24/2021 Instrument: 2021-033997
    Sch. 1-4

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458
San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	--	Date: 2/24/2021 Instrument: 2021-030961
Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	--	Date: 2/24/2021 Instrument: 2021-0014736
Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	--	Date: 2/24/2021 Instrument: 24845255
Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	--	Date: 2/24/2021 Instrument: 2021-0011369
Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584
Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	--	Date: 2/25/2021 Instrument: 2020172589
Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	--	Date: 2/24/2021 Instrument: 202100021149
Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	--	Date: 2/24/2021 Instrument: 2021021837
Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	--	Date: 2/24/2021 Instrument: 2021-0017942-00
Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	--	Date: 2/24/2021 Instrument: 20210003735
Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	--	Date: 2/24/2021 Instrument: 2021002378
Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	--	Date: 2/25/2021 Instrument: 202100581
Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	--	Date: 3/2/2021 Instrument: 2021-0015218
Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	--	Date: 3/2/2021 Instrument: 2021003503
Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289
Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	--	Date: 2/24/2021 Instrument: 2021-003119

	E	F	G	H	I
County	Recording Date & Instrument Number (Eighth Supplemental Indenture, dated as of March 11, 2021)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of September 9, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of March 31, 2022)
    Sch. 1-5

Alameda	Date: 06/15/2021 Instrument: 2021215933	--	Date: 09/14/2021 Instrument: 2021309420	Date: 01/26/2022 Instrument: 2022017249	--
Alpine	Date: 06/16/2021 Instrument: 2021000559	--	Date: 09/14/2021 Instrument: 2021-000769	Date: 01/24/2022 Instrument: 2022000031	--
Amador	Date: 06/15/2021 Instrument: 2021-0007084	--	Date: 09/15/2021 Instrument: 2021-0010656	Date: 01/25/2022 Instrument: 2022-0000724	--
Butte	Date: 06/17/2021 Instrument: 2021-0027732	--	Date: 09/10/2021 Instrument: 2021-0040855	Date: 01/21/2022 Instrument: 2022-0002347	--
Calaveras	Date: 06/15/2021 Instrument: 2021-011005	--	Date: 09/16/2021 Instrument: 2021-016140	Date: 01/21/2022 Instrument: 2022-001421	--
Colusa	Date: 06/17/2021 Instrument: 2021-0002508	--	Date: 09/14/2021 Instrument: 2021-0003762	Date: 01/24/2022 Instrument: 2022-0000404	--
Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934	Date: 01/21/2022 Instrument: 2022-0013443
El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	--	Date: 09/13/2021 Instrument: 2021-0058502	Date: 01/21/2022 Instrument: 2022-0003838	--
Fresno	Date: 06/15/2021 Instrument: 2021-0097447	--	Date: 09/13/2021 Instrument: 2021-0148962	Date: 01/24/2022 Instrument: 2022-0009356	Date: 04/06/2022 Instrument: 2022-0044515
Glenn	Date: 06/23/2021 Instrument: 2021-2872	--	Date: 09/10/2021 Instrument: 2021-4123	Date: 01/24/2022 Instrument: 2022-0307	--
Humboldt	Date: 06/24/2021 Instrument: 2021-014188	--	Date: 09/15/2021 Instrument: 2021-020689	Date: 01/25/2022 Instrument: 2022-001615	--
Kern	Date: 06/15/2021 Instrument: 221112026	--	Date: 09/14/2021 Instrument: 221174492	Date: 01/21/2022 Instrument: 222010906	--
Kings	Date: 06/15/2021 Instrument: 2113322	--	Date: 09/17/2021 Instrument: 2120473	Date: 02/01/2022 Instrument: 2202147	--
Lake	Date: 06/16/2021 Instrument: 2021010225	--	Date: 09/13/2021 Instrument: 2021-015134	Date: 02/02/2022 Instrument: 2022001154	--
Lassen	Date: 06/18/2021 Instrument: 2021-03286	--	Date: 09/13/2021 Instrument: 2021-04857	Date: 01/24/2022 Instrument: 2022-00332	--
Madera	Date: 06/15/2021 Instrument: 2021019093	--	Date: 09/10/2021 Instrument: 2021028583	Date: 01/21/2022 Instrument: 2022001843	--
    Sch. 1-6

Marin	Date: 06/15/2021 Instrument: 2021-0039212	--	Date: 09/10/2021 Instrument: 2021-0056705	Date: 01/21/2022 Instrument: 2022-0002727	Date: 04/06/2022 Instrument: 2022-0014733
Mariposa	Date: 06/15/2021 Instrument: 20212780	--	Date: 09/23/2021 Instrument: 20214302	Date: 02/01/2022 Instrument: 20220454	--
Mendocino	Date: 06/16/2021 Instrument: 2021-09192	--	Date: 09/17/2021 Instrument: 2021-14137	Date: 01/25/2022 Instrument: 2022-01242	--
Merced	Date: 06/15/2021 Instrument: 2021026546	--	Date: 09/13/2021 Instrument: 2021040766	Date: 01/21/2022 Instrument: 2022003686	--
Modoc	Date: 06/15/2021 Instrument: 20210001695	--	Date: 09/10/2021 Instrument: 20210002777	Date: 01/21/2022 Instrument: 20220000144	--
Monterey	Date: 06/17/2021 Instrument: 2021042424	--	Date: 09/13/2021 Instrument: 2021061137	Date: 01/24/2022 Instrument: 2022003479	--
Napa	Date: 06/15/2021 Instrument: 2021-0020222	--	Date: 09/13/2021 Instrument: 2021-0029107	Date: 01/25/2022 Instrument: 2022-0001607	--
Nevada	Date: 06/15/2021 Instrument: 20210020480	--	Date: 09/13/2021 Instrument: 20210030075	Date: 01/27/22 Instrument: 20220002043	Date: 03/31/2022 Instrument: 20220007109
Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	--	Date: 09/10/2021 Instrument: 2021-0114356-00	Date: 01/25/2022 Instrument: 2022-0007227-00	Date: 03/31/2022 Instrument: 2022-0027849-00
Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605	Date: 01/24/2022 Instrument: 2022-0000507	--
Sacramento	Date: 06/18/2021 Instrument: 202106180534	--	Date: 09/13/2021 Instrument: 202109130797	Date: 01/21/2022 Instrument: 202201211306	--
San Benito	Date: 06/23/2021 Instrument: 2021-0009669	--	Date: 09/20/2021 Instrument: 2021-0014111	Date: 01/21/2022 Instrument: 2022-0000812	--
San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	--	Date: 09/10/2021 Instrument: 2021-0414379	Date: 01/21/2022 Instrument: 2022-0026583	--
San Francisco	Date: 06/16/2021 Instrument: 2021096597	--	Date: 09/20/2021 Instrument: 2021147122	Date: 01/28/2022 Instrument: 2022010094	--
San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	--	Date: 09/10/2021 Instrument: 2021-152907	Date: 01/21/2022 Instrument: 2022-009240	--
San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	--	Date: 09/10/2021 Instrument: 2021062407	Date: 01/24/2022 Instrument: 2022003310	--
San Mateo	Date: 06/15/2021 Instrument: 2021-090929	--	Date: 09/14/2021 Instrument: 2021-132011	Date: 01/24/2022 Instrument: 2022-006389	Date: 04/07/2022 Instrument: 2022-029645
    Sch. 1-7

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	--	Date: 09/15/2021 Instrument: 2021-0065545	Date: 01/24/2022 Instrument: 2022-0004075	--
Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534	Date: 01/24/2022 Instrument: 25224313	Date: 04/07/2022 Instrument: 25277354
Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	--	Date: 09/10/2021 Instrument: 2021-0046780	Date: 01/21/2022 Instrument: 2022-0002159	--
Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480	Date: 01/21/2022 Instrument: 2022-0002199	Date: 04/06/2022 Instrument: 2022-0011169
Sierra	Date: 06/17/2021 Instrument: 2021173017	--	Date: 09/14/2021 Instrument: 2021173609	Date: 01/26/2022 Instrument: 2022174179	--
Solano	Date: 06/15/2021 Instrument: 202100064487	--	Date: 09/10/2021 Instrument: 202100095898	Date: 01/24/2022 Instrument: 202200005916	--
Sonoma	Date: 06/15/2021 Instrument: 2021070076	--	Date: 09/13/2021 Instrument: 2021102595	Date: 01/24/2022 Instrument: 2022004991	--
Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	--	Date: 10/05/2021 Instrument: 2021-0093766	Date: 02/02/2022 Instrument: 2022-0007967	--
Sutter	Date: 06/17/2021 Instrument: 2021-0011236	--	Date: 09/29/2021 Instrument: 2021-0017681	Date: 01/25/2022 Instrument: 2022-0001163	--
Tehama	Date: 06/15/2021 Instrument: 2021008603	--	Date: 09/10/2021 Instrument: 2021012840	Date: 01/21/2022 Instrument: 2022000860	--
Trinity	Date: 06/17/2021 Instrument: 202101938	--	Date: 09/13/2021 Instrument: 202105327	Date: 01/24/2022 Instrument: 202200200	--
Tulare	Date: 06/15/2021 Instrument: 2021-0043754	--	Date: 09/10/2021 Instrument: 2021-0066763	Date: 02/25/2022 Instrument: 2022-0005026	--
Tuolumne	Date: 06/17/2021 Instrument: 2021009478	--	Date: 09/10/2021 Instrument: 2021014302	Date: 01/24/2022 Instrument: 2022000979	--
Yolo	Date: 06/16/2021 Instrument: 2021-0023598	--	Date: 09/10/2021 Instrument: 2021-0034493	Date: 01/24/2022 Instrument: 2022-0001936	--
Yuba	Date: 06/15/2021 Instrument: 2021-010827	--	Date: 09/10/2021 Instrument: 2021-016949	Date: 01/24/2022 Instrument: 2022-001131	--

    Sch. 1-8

	J	K	L	M	N
County	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	Recording Date & Instrument Number (Sixteenth Supplemental Indenture, dated as of June 8, 2022)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of August 12, 2022)	Recording Date & Instrument Number (Seventeenth Supplemental Indenture, dated as of October 4, 2022)	Recording Date & Instrument Number (Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Alameda	Date: 05/25/2022 Instrument: 2022100365	Date: 08/05/22 Instrument: 2022138829	--	Date: 11/16/2022 Instrument: 2022186172	Date: 3/22/2023 Instrument: 2023033135
Alpine	Date: 05/20/2022 Instrument: 2022000254	Date: 08/10/22 Instrument: 2022000389	--	Date: 11/17/2022 Instrument: 2022000569	Date: 3/15/2023 Instrument: 2023000173
Amador	Date: 05/23/2022 Instrument: 2022-0004637	Date: 08/10/22 Instrument: 2022-0006870	--	Date: 11/18/2022 Instrument: 2022-0009747	Date: 3/16/2023 Instrument: 2023-0001359
Butte	Date: 05/18/2022 Instrument: 2022-0017492	Date: 08/05/22 Instrument: 2022-0026101	--	Date:11/16/2022 Instrument:2022-0036889	Date: 3/13/2023 Instrument: 2023-0007192
Calaveras	Date: 05/24/2022 Instrument: 2022-006931	Date: 08/05/22 Instrument: 2022-009868	--	Date: 11/16/2022 Instrument: 2022-013219	Date: 3/13/2023 Instrument: 2023-001718
Colusa	Date: 05/20/2022 Instrument: 2022-0001852	Date: 08/09/22 Instrument: 2022-0002621	--	Date: 11/22/2022 Instrument: 2022-0003593	Date: 3/16/2023 Instrument: 2023-0000721
Contra Costa	Date: 05/24/2022 Instrument: 2022-0087997	Date: 08/05/22 Instrument: 2022-0123193	--	Date: 11/17/2022 Instrument: 2022-0174703	Date: 3/13/2023 Instrument: 2023-0023272
El Dorado	Date: 05/18/2022 Instrument: 2022-0022236	Date: 08/05/22 Instrument: 2022-0032806	--	Date: 11/16/2022 Instrument: 2022-0043861	Date: 3/13/2023 Instrument: 2023-0006917
Fresno	Date: 05/24/2022 Instrument: 2022-0069162	Date: 08/05/22 Instrument: 2022-0099615	--	Date: 11/16/2022 Instrument: 2022-0139802	Date: 3/13/2023 Instrument: 2023-0022360
Glenn	Date: 05/18/2022 Instrument: 2022-1984	Date: 08/05/22 Instrument: 2022-3049	--	Date: 11/16/2022 Instrument: 2022-4524	Date: 3/13/2023 Instrument: 2023-0702
Humboldt	Date: 05/23/2022 Instrument: 2022-010058	Date: 08/05/22 Instrument: 2022-014652	--	Date: 11/16/2022 Instrument: 2022-019960	Date: 3/13/2023 Instrument: 2023-003116
Kern	Date: 05/24/2022 Instrument: 222082073	Date: 08/05/22 Instrument: 222121822	Date: 08/18/2022 Instrument: 222127316	Date: 11/16/2022 Instrument: 222171366	Date: 3/13/2023 Instrument: 223028449
Kings	Date: 06/03/2022 Instrument: 2022-2210786	Date: 08/10/22 Instrument: 2215025	--	Date: 11/22/2022 Instrument: 2222370	Date: 3/14/2023 Instrument: 2303989
Lake	Date: 05/20/2022 Instrument: 2022007278	Date: 08/09/22 Instrument: 2022010807	--	Date: 11/21/2022 Instrument: 2022015365	Date: 3/17/2023 Instrument: 2023003147
    Sch. 1-9

Lassen	Date: 05/20/2022 Instrument: 202202323	Date: 08/09/22 Instrument: 2022-03518	--	Date: 11/21/2022 Instrument: 2022-04959	Date: 3/15/2023 Instrument: 2023-00661
Madera	Date: 05/18/2022 Instrument: 2022013676	Date: 08/05/22 Instrument: 2022020642	--	Date: 11/16/2022 Instrument: 2022029180	Date: 3/13/2023 Instrument: 2023004536
Marin	Date: 05/18/2022 Instrument: 2022-0020238	Date: 08/05/22 Instrument: 2022-0028836	--	Date: 11/16/2022 Instrument: 2022-0037846	Date: 3/13/2023 Instrument: 2023-0005029
Mariposa	Date: 05/23/2022 Instrument: 20222048	Date: 08/09/22 Instrument: 20222965	--	Date: 11/18/2022 Instrument: 20223991	Date: 3/16/2023 Instrument: 20230573
Mendocino	Date: 06/03/2022 Instrument: 2022-07008	Date: 08/10/22 Instrument: 2022-09549	--	Date: 11/21/2022 Instrument: 2022-12958	Date: 3/15/2023 Instrument: 2023-02020
Merced	Date: 05/18/2022 Instrument: 2022019388	Date: 08/05/22 Instrument: 2022028723	--	Date: 11/16/2022 Instrument: 2022038776	Date: 3/21/2023 Instrument: 2023006148
Modoc	Date: 05/18/2022 Instrument: 20220000978	Date: 08/05/22 Instrument: 20220001810	--	Date: 11/16/2022 Instrument: 20220003071	Date: 3/13/2023 Instrument: 20230000385
Monterey	Date: 05/25/2022 Instrument: 2022024181	Date: 08/05/22 Instrument: 2022033420	--	Date: 11/30/2022 Instrument: 2022050216	Date: 3/14/2023 Instrument: 2023007515
Napa	Date: 05/24/2022 Instrument: 2022-0010514	Date: 08/08/22 Instrument: 2022-0015081	--	Date: 11/18/2022 Instrument: 2022-0020800	Date: 3/13/2023 Instrument: 2023-0004483
Nevada	Date: 05/18/2022 Instrument: 20220010774	Date: 08/05/22 Instrument: 20220016121	--	Date: 11/16/2022 Instrument: 20220022607	Date: 3/13/2023 Instrument: 20230003143
Placer	Date: 05/18/2022 Instrument: 2022-0042292-00	Date: 08/05/22 Instrument: 2022-0062679-00	--	Date: 11/16/2022 Instrument: 2022-0085376-00	Date: 3/13/2023 Instrument: 2023-0011889-00
Plumas	Date: 05/18/2022 Instrument: 2022-0003099	Date: 08/05/22 Instrument: 2022-0004592	--	Date: 11/16/2022 Instrument: 2022-0006421	Date: 3/13/2023 Instrument: 2023-0000790
Sacramento	Date: 05/24/2022 Instrument: 202205240418	Date: 08/05/22 Instrument: 202208050870	--	Date: 11/16/2022 Instrument: 202211160487	Date: 3/28/2023 Instrument: 202303280021
San Benito	Date: 05/18/2022 Instrument: 2022-0005300	Date: 08/25/22 Instrument: 2022-0007992	--	Date: 11/16/2022 Instrument: 2022-0010013	Date: 3/14/2023 Instrument: 2023-0001557
San Bernardino	Date: 05/18/2022 Instrument: 2022-0184555	Date: 08/05/22 Instrument: 2022-0271632	--	Date: 11/16/2022 Instrument: 2022-0374949	Date: 3/13/2023 Instrument: 2023-0059546
San Francisco	Date: 05/24/2022 Instrument: 2022052240	Date: 08/22/22 Instrument: 2022079527	--	Date: 12/02/2022 Instrument: 2022108546	Date: 3/23/2023 Instrument: 2023021283
San Joaquin	Date: 05/24/2022 Instrument: 2022-065791	Date: 08/05/22 Instrument: 2022-093830	--	Date: 11/18/2022 Instrument: 2022-130609	Date: 03/21/2023 Instrument: 2023-021829
    Sch. 1-10

San Luis Obispo	Date: 05/18/2022 Instrument: 2022021410	Date: 08/05/22 Instrument: 2022032062	--	Date: 11/16/2022 Instrument: 2022045019	Date: 3/13/2023 Instrument: 2023006723
San Mateo	Date: 05/18/2022 Instrument: 2022-041210	Date: 08/08/22 Instrument: 2022-059330	--	Date: 11/16/2022 Instrument: 2022-079380	Date: 3/27/2023 Instrument: 2023-013468
Santa Barbara	Date: 05/18/2022 Instrument: 2022-0024575	Date: 08/08/22 Instrument: 2022-0035155	--	Date: 11/16/2022 Instrument: 2022-0047931	Date: 3/21/2023 Instrument: 2023-0007944
Santa Clara	Date: 05/18/2022 Instrument: 25304880	Date: 08/08/22 Instrument: 25354494	--	Date: 11/16/2022 Instrument: 25400909	Date: 3/13/2023 Instrument: 25448609
Santa Cruz	Date: 05/18/2022 Instrument: 2022-0015672	Date: 08/05/22 Instrument: 2022-0022596	--	Date: 11/16/2022 Instrument: 2022-0030816	Date: 3/13/2023 Instrument: 2023-0004221
Shasta	Date: 05/18/2022 Instrument: 2022-0015875	Date: 08/05/22 Instrument: 2022-0023892	--	Date: 11/16/2022 Instrument: 2022-0034632	Date: 3/13/2023 Instrument: 2023-0005017
Sierra	Date: 05/20/2022 Instrument: 2022174496	Date: 08/08/22 Instrument: 2022174749	--	Date: 11/17/2022 Instrument: 2022175351	Date: 3/15/2023 Instrument: 2023176040
Solano	Date: 05/18/2022 Instrument: 202200035505	Date: 08/08/22 Instrument: 202200052559	--	Date: 11/16/2022 Instrument: 202200072976	Date: 3/13/2023 Instrument: 202300010133
Sonoma	Date: 05/18/2022 Instrument: 2022035095	Date: 08/05/22 Instrument: 2022052874	--	Date: 11/16/2022 Instrument: 2022074196	Date: 3/13/2023 Instrument: 2023010314
Stanislaus	Date: 06/13/2022 Instrument: 2022-0042714	Date: 08/11/22 Instrument: 2022-0055142	--	Date: 11/23/2022 Instrument: 2022-0075478	Date: 3/29/2023 Instrument: 2023-0013999
Sutter	Date: 05/23/2022 Instrument: 2022-0007448	Date: 08/12/22 Instrument: 2022-0011134	--	Date: 11/18/2022 Instrument: 2022-0015136	Date: 3/16/2023 Instrument: 2023-0002240
Tehama	Date: 05/18/2022 Instrument: 2022006372	Date: 08/05/22 Instrument: 2022009472	--	Date: 11/16/2022 Instrument: 2022013471	Date: 3/13/2023 Instrument: 2023001981
Trinity	Date: 05/20/2022 Instrument: 202201347	Date: 08/09/22 Instrument: 202202621	--	Date: 11/18/2022 Instrument: 202203688	Date: 3/16/2023 Instrument: 202301165
Tulare	Date: 05/18/2022 Instrument: 2022-0031627	Date: 08/08/22 Instrument: 2022-0050147	--	Date: 11/16/2022 Instrument: 2022-0070659	Date: 3/30/2023 Instrument: 2023-0014874
Tuolumne	Date: 05/18/2022 Instrument: 2022006308	Date: 08/08/22 Instrument: 2022009386	--	Date: 11/16/2022 Instrument: 2022013139	Date: 3/13/2023 Instrument: 2023001860
Yolo	Date: 05/18/2022 Instrument: 2022-0012366	Date: 08/08/22 Instrument: 2022-0018489	--	Date: 11/16/2022 Instrument: 2022-0025371	Date: 3/13/2023 Instrument: 2023-0003662
Yuba	Date: 05/18/2022 Instrument: 2022-008109	Date: 08/08/22 Instrument: 2022-012051	--	Date: 11/16/2022 Instrument: 2022-017124	Date: 3/13/2023 Instrument: 2023-002484

    Sch. 1-11

	O	P	Q	R	S
County	Recording Date & Instrument Number (Nineteenth Supplemental Indenture, dated as of March 30, 2023)	Recording Date & Instrument Number (Twentieth Supplemental Indenture, dated as of June 5, 2023)	Recording Date & Instrument Number (Certificate of Partial Release of Lien, dated as of December 15, 2023)	Recording Date & Instrument Number (Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	Recording Date & Instrument Number (Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Alameda	Date: 06/05/2023 Instrument: 2023063521	Date: 08/21/2023 Instrument: 2023094821	Date: 12/18/2023 Instrument: 2023147380	Date: 01/18/2024 Instrument: 2024010299	Date: 05/03/2024 Instrument: 2024057077
Alpine	Date: 06/08/2023 Instrument: 2023000270	Date: 08/18/2023 Instrument: 2023000373	--	Date: 01/22/2024 Instrument: 2024000031	Date: 05/07/2024 Instrument: 2024000165
Amador	Date: 06/06/2023 Instrument: 2023-0003053	Date: 08/21/2023 Instrument: 2023-0004824	--	Date: 01/23/2024 Instrument: 2024-0000450	Date: 05/20/2024 Instrument: 2024-0002698
Butte	Date: 06/02/2023 Instrument: 2023-0014604	Date: 08/17/2023 Instrument: 2023-0021588	--	Date: 01/18/2024 Instrument: 2024-0002578	Date: 05/03/2024 Instrument: 2024-0012006
Calaveras	Date: 06/02/2023 Instrument: 2023-004011	Date: 08/17/2023 Instrument: 2023-006340	--	Date: 01/18/2024 Instrument: 2024-000405	Date: 05/03/2024 Instrument: 2024-003520
Colusa	Date: 06/05/2023 Instrument: 2023-0001388	Date: 08/18/2023 Instrument: 2023-0002066	--	Date: 01/23/2024 Instrument: 2024-0000213	Date: 05/06/2024 Instrument: 2024-0001084
Contra Costa	Date: 06/02/2023 Instrument: 2023-0052597	Date: 08/17/2023 Instrument: 2023-0079149	--	Date: 01/24/2024 Instrument: 2024-0007758	Date: 05/16/2024 Instrument: 2024-0045970
El Dorado	Date: 06/02/2023 Instrument: 2023-0015170	Date: 08/17/2023 Instrument: 2023-0023087	--	Date: 01/26/2024 Instrument: 2024-0001966	Date: 05/03/2024 Instrument: 2024-0012542
Fresno	Date: 06/02/2023 Instrument: 2023-0051499	Date: 08/17/2023 Instrument: 2023-0075938	--	Date: 01/18/2024 Instrument: 2024-0004193	Date: 05/03/2024 Instrument: 2024-0040106
Glenn	Date: 06/02/2023 Instrument: 2023-1625	Date: 08/17/2023 Instrument: 2023-2449	--	Date: 01/18/2024 Instrument: 2024-0149	Date: 05/03/2024 Instrument: 2024-1120
Humboldt	Date: 06/12/2023 Instrument: 2023-007527	Date: 08/17/2023 Instrument: 2023-010967	--	Date: 01/23/2024 Instrument: 2024-001013	Date: 05/15/2024 Instrument: 2024-006138
Kern	Date: 06/02/2023 Instrument: 223064355	Date: 08/17/2023 Instrument: 223098205	--	Date: 01/22/2024 Instrument: 224007837	Date: 05/03/2024 Instrument: 224051539
Kings	Date: 06/06/2023 Instrument: 2308178	Date: 08/18/2023 Instrument: 2312194	--	Date: 01/23/2024 Instrument: 2401118	Date: 05/08/2024 Instrument: 2406036
Lake	Date: 06/06/2023 Instrument: 2023006124	Date: 08/18/2023 Instrument: 2023009039	--	Date: 01/23/2024 Instrument: 2024000703	Date: 05/06/2024 Instrument: 2024004609
Lassen	Date: 06/06/2023 Instrument: 2023-01576	Date: 08/21/2023 Instrument: 2023-02503	--	Date: 01/23/2024 Instrument: 2024-00162	Date: 05/07/2024 Instrument: 2024-01261
Madera	Date: 06/02/2023 Instrument: 2023010320	Date: 08/17/2023 Instrument: 2023015614	--	Date: 01/18/2024 Instrument: 2024001084	Date: 05/03/2024 Instrument: 2024008802
    Sch. 1-12

Marin	Date: 06/02/2023 Instrument: 2023-0013933	Date: 08/17/2023 Instrument: 2023-0020499	--	Date: 01/24/2024 Instrument: 2024-0002148	Date: 05/03/2024 Instrument: 2024-0012795
Mariposa	Date: 06/07/2023 Instrument: 20231363	Date: 08/21/2023 Instrument: 20232142	--	Date: 01/29/2024 Instrument: 20240215	Date: 05/07/2024 Instrument: 20241083
Mendocino	Date: 06/06/2023 Instrument: 2023-04403	Date: 08/21/2023 Instrument: 2023-06606	--	Date: 01/29/2024 Instrument: 2024-00767	Date: 05/08/2024 Instrument: 2024-03770
Merced	Date: 06/02/2023 Instrument: 2023012316	Date: 08/17/2023 Instrument: 2023019368	--	Date: 01/18/2024 Instrument: 2024001260	Date: 05/03/2024 Instrument: 2024010008
Modoc	Date: 06/02/2023 Instrument: 20230000882	Date: 08/17/2023 Instrument: 20230001733	--	Date: 01/18/2024 Instrument: 20240000147	Date: 05/03/2024 Instrument: 20240000816
Monterey	Date: 06/12/2023 Instrument: 2023017636	Date: 08/17/2023 Instrument: 2023025534	--	Date: 01/31/2024 Instrument: 2024003352	Date: 05/03/2024 Instrument: 2024015659
Napa	Date: 06/05/2023 Instrument: 2023-0008336	Date: 08/17/2023 Instrument: 2023-0012033	--	Date: 01/22/2024 Instrument: 2024-0000843	Date: 05/17/2024 Instrument: 2024-0007033
Nevada	Date: 06/05/2023 Instrument: 20230007116	Date: 08/17/2023 Instrument: 20230011194	--	Date: 01/18/2024 Instrument: 20240001002	Date: 05/06/2024 Instrument: 20240006667
Placer	Date: 06/02/2023 Instrument: 2023-0028858-00	Date: 08/17/2023 Instrument: 2023-0043787-00	--	Date: 01/18/2024 Instrument: 2024-0002444-00	Date: 05/15/2024 Instrument: 2024-0025145-00
Plumas	Date: 06/02/2023 Instrument: 2023-0002170	Date: 08/17/2023 Instrument: 2023-0003290	--	Date: 01/18/2024 Instrument: 2024-0000151	Date: 05/15/2024 Instrument: 2024-0001804
Sacramento	Date: 06/12/2023 Instrument: 202306120260	Date: 08/17/2023 Instrument: 202308170355	Date: 12/15/2023 Instrument: 202312150887	Date: 01/18/2024 Instrument: 202401180626	Date: 05/15/2024 Instrument: 202405150402
San Benito	Date: 06/13/2023 Instrument: 2023-0003781	Date: 08/17/2023 Instrument: 2023-0005296	--	Date: 01/18/2024 Instrument: 2024-0000381	Date: 05/03/2024 Instrument: 2024-0002707
San Bernardino	Date: 06/12/2023 Instrument: 2023-0144099	Date: 08/24/2023 Instrument: 2023-0208019	--	Date: 01/25/2024 Instrument: 2024-0019469	Date: 05/15/2024 Instrument: 2024-0112790
San Francisco	Date: 06/06/2023 Instrument: 2023039990	Date: 08/21/2023 Instrument: 2023061559	--	Date: 02/05/2024 Instrument: 2024012710	Date: 05/20/2024 Instrument: 2024039636
San Joaquin	Date: 06/02/2023 Instrument: 2023-043341	Date: 08/17/2023 Instrument: 2023-065168	--	Date: 01/18/2024 Instrument: 2024-004712	Date: 05/03/2024 Instrument: 2024-036976
San Luis Obispo	Date: 06/05/2023 Instrument: 2023015504	Date: 08/17/2023 Instrument: 2023024299	--	Date: 01/18/2024 Instrument: 2024001471	Date: 05/03/2024 Instrument: 2024011840
San Mateo	Date: 06/05/2023 Instrument: 2023-026373	Date: 08/17/2023 Instrument: 2023-039746	--	Date: 01/18/2024 Instrument: 2024-003045	Date: 05/15/2024 Instrument: 2024-025525
Santa Barbara	Date: 06/05/2023 Instrument: 2023-0015840	Date: 08/18/2023 Instrument: 2023-0024097	--	Date: 01/19/2024 Instrument: 2024-0001800	Date: 05/06/2024 Instrument: 2024-0013446
Santa Clara	Date: 06/05/2023 Instrument: 25483457	Date: 08/17/2023 Instrument: 25519458	--	Date: 01/18/2024 Instrument: 25587760	Date: 05/06/2024 Instrument: 25632491
    Sch. 1-13

Santa Cruz	Date: 06/05/2023 Instrument: 2023-0009819	Date: 08/17/2023 Instrument: 2023-0015485	--	Date: 01/18/2024 Instrument: 2024-0000987	Date: 05/06/2024 Instrument: 2024-0008307
Shasta	Date: 06/05/2023 Instrument: 2023-0011609	Date: 08/17/2023 Instrument: 2023-0017774	--	Date: 01/23/2024 Instrument: 2024-0001432	Date: 05/06/2024 Instrument: 2024-0009067
Sierra	Date: 06/05/2023 Instrument: 2023176236	Date: 08/18/2023 Instrument: 2023176564	--	Date: 01/22/2024 Instrument: 2024177251	Date: 05/06/2024 Instrument: 2024177718
Solano	Date: 06/05/2023 Instrument: 202300023593	Date: 08/17/2023 Instrument: 202300035469	--	Date: 01/18/2024 Instrument: 202400002504	Date: 05/06/2024 Instrument: 202400018873
Sonoma	Date: 06/02/2023 Instrument: 2023024786	Date: 08/17/2023 Instrument: 2023038248	--	Date: 01/18/2024 Instrument: 2024002404	Date: 05/03/2024 Instrument: 2024019183
Stanislaus	Date: 06/05/2023 Instrument: 2023-0024714	Date: 08/17/2023 Instrument: 2023-0038394	--	Date: 01/23/2024 Instrument: 2024-0002726	Date: 05/06/2024 Instrument: 2024-0020385
Sutter	Date: 06/06/2023 Instrument: 2023-0004857	Date: 08/21/2023 Instrument: 2023-007403	--	Date: 01/23/2024 Instrument: 2024-0000602	Date: 05/06/2024 Instrument: 2024-0003684
Tehama	Date: 06/02/2023 Instrument: 2023005416	Date: 08/17/2023 Instrument: 2023008121	--	Date: 01/23/2024 Instrument: 2024000649	Date: 05/06/2024 Instrument: 2024003696
Trinity	Date: 06/05/2023 Instrument: 202301828	Date: 08/18/2023 Instrument: 202302638	--	Date: 01/22/2024 Instrument: 202400098	Date: 05/06/2024 Instrument: 202401374
Tulare	Date: 06/05/2023 Instrument: 2023-0025609	Date: 08/17/2023 Instrument: 2023-0037812	--	Date: 01/18/2024 Instrument: 2024-0002855	Date: 05/06/2024 Instrument: 2024-0019471
Tuolumne	Date: 06/05/2023 Instrument: 2023004401	Date: 08/17/2023 Instrument: 2023006880	--	Date: 01/18/2024 Instrument: 2024000467	Date: 05/06/2024 Instrument: 2024003548
Yolo	Date: 06/05/2023 Instrument: 2023-0008748	Date: 08/17/2023 Instrument: 2023-0013671	--	Date: 01/18/2024 Instrument: 2024-0000975	Date: 05/06/2024 Instrument: 2024-0007564
Yuba	Date: 06/05/2023 Instrument: 2023-005726	Date: 08/17/2023 Instrument: 2023-008437	--	Date: 01/18/2024 Instrument: 2024-000574	Date: 05/06/2024 Instrument: 2024-004650

T
County	Recording Date & Instrument Number (Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)
Alameda	Date: 12/05/2024 Instrument: 2024149003
Alpine	Date: 12/10/2024 Instrument: 2024000585
    Sch. 1-14

Amador	Date: 12/10/2024 Instrument: 2024-0007136
Butte	Date: 12/04/2024 Instrument: 2024-0031196
Calaveras	Date: 12/04/2024 Instrument: 2024-011910
Colusa	Date: 12/09/2024 Instrument: 2024-0003117
Contra Costa	Date: 12/11/2024 Instrument: 2024-0132635
El Dorado	Date: 12/04/2024 Instrument: 2024-0035587
Fresno	Date: 12/04/2024 Instrument: 2024-0111858
Glenn	Date: 12/04/2024 Instrument: 2024-3660
Humboldt	Date: 12/04/2024 Instrument: 2024-017868
Kern	Date: 12/05/2024 Instrument: 224150310
Kings	Date: 12/10/2024 Instrument: 2418367
Lake	Date: 12/10/2024 Instrument: 2024013300
Lassen	Date: 12/09/2024 Instrument: 2024-03700
Madera	Date: 12/04/2024 Instrument: 2024026286
Marin	Date: 12/05/2024 Instrument: 2024-0031964
Mariposa	Date: 12/10/2024 Instrument: 20243223
Mendocino	Date: 12/10/2024 Instrument: 2024-10519
    Sch. 1-15

Merced	Date: 12/05/2024 Instrument: 2024028921
Modoc	Date: 12/04/2024 Instrument: 20240002970
Monterey	Date: 12/05/2024 Instrument: 2024047455
Napa	Date: 12/05/2024 Instrument: 2024-0017862
Nevada	Date: 12/05/2024 Instrument: 20240019105
Placer	Date: 12/05/2024 Instrument: 2024-0066158-00
Plumas	Date: 12/05/2024 Instrument: 2024-0005508
Sacramento	Date: 12/11/2024 Instrument: 202412110586
San Benito	Date: 12/05/2024 Instrument: 2024-0008146
San Bernardino	Date: 12/05/2024 Instrument: 2024-0289456
San Francisco	Date: 12/20/2024 Instrument: 2024098442
San Joaquin	Date: 12/05/2024 Instrument: 2024-106616
San Luis Obispo	Date: 12/05/2024 Instrument: 2024035769
San Mateo	Date: 12/05/2024 Instrument: 2024-065534
Santa Barbara	Date: 12/05/2024 Instrument: 2024-0036296
Santa Clara	Date: 12/05/2024 Instrument: 25738920
Santa Cruz	Date: 12/05/2024 Instrument: 2024-0024017
    Sch. 1-16

Shasta	Date: 12/05/2024 Instrument: 2024-0027656
Sierra	Date: 12/10/2024 Instrument: 2024178542
Solano	Date: 12/05/2024 Instrument: 202400055983
Sonoma	Date: 12/05/2024 Instrument: 2024059924
Stanislaus	Date: 12/05/2024 Instrument: 2024-0058643
Sutter	Date: 12/05/2024 Instrument: 2024-0010667
Tehama	Date: 12/05/2024 Instrument: 2024011389
Trinity	Date: 12/10/2024 Instrument: 202403604
Tulare	Date: 12/05/2024 Instrument: 2024-0060928
Tuolumne	Date: 12/05/2024 Instrument: 2024-010857
Yolo	Date: 12/05/2024 Instrument: 2024-0021928
Yuba	Date: 12/05/2024 Instrument: 2024-013308

    Sch. 1-17